0 Investor Presentation July 2008 Exhibit 99.2

Disclaimer
In connection with the proposed merger, Marathon has filed with the U.S. Securities and Exchange Commission a Registration
Statement containing a proxy statement/prospectus. The proxy statement/prospectus and a form of proxy have been mailed to the stockholders and warrantholders of Marathon, seeking their approval of the transaction. Before making any voting decision, Marathon’s stockholders and warrantholders are urged to read the proxy statement/prospectus regarding the merger carefully and in its entirety because it contains important information about the proposed merger. Marathon’s stockholders and warrantholders may obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents filed with the U.S. Securities and Exchange Commission from the Commission’s website at http://www.sec.gov. Marathon’s stockholders and warrantholders may also obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents by directing a request by mail to Michael Gross at Marathon Acquisition Corp., 500 Park Avenue, 5th Floor,
New York, New York 10022 or by telephone at (212) 993-1670.
Marathon and its directors and officers may be deemed to be participants in the solicitation of proxies from Marathon’s stockholders with respect to the proposed merger. Information about Marathon’s directors and executive officers and their ownership of Marathon’s common stock is set forth in Marathon’s annual report on Form 10-K for the fiscal year ended
December 31, 2007. Stockholders may obtain additional information regarding the interests of Marathon and its directors and executive officers in the merger, which may be different than those of Marathon’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed merger filed with the U.S. Securities and
Exchange Commission.
NON-GAAP FINANCIALS
The financial information and data contained in this presentation is unaudited and does not conform to the U.S. Securities and
Exchange Commission’s Regulation S-X.  Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, Marathon’s proxy statement to solicit stockholder approval for the proposed merger.  This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles (“GAAP”), and which may be deemed to be non-
GAAP financial measures within the meaning of Regulation G promulgated by the U.S. Securities and Exchange Commission.
Marathon and Global Ship Lease believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of the financial performance of Global Ship Lease and the proposed merger.  However, these non-GAAP financial measures should be considered in addition to and not as substitutes for, or superior to, financial measures of financial performance prepared in accordance with GAAP. Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

Safe Harbor Statement
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding the plans and objectives of management for future operations. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,”
“believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and Marathon cannot assure you that these projections included in these forward-looking statements will come to pass. Actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The risks, uncertainties and other factors also relate to inherent business, economic and competitive uncertainties and contingencies relating to the business of Global Ship Lease including:
• future operating or financial results;
• expectations regarding the strength of the future growth of the shipping industry, including the rate of annual demand growth in the international containership industry;
• future payments of dividends and the availability of cash for payment of dividends;
• Global Ship Lease’s expectations relating to dividend payments and forecasts of its ability to make such payments;
• future acquisitions, business strategy and expected capital spending;
• operating expenses, availability of crew, number of off-hire days, drydocking (beyond the disclosed reserve), survey requirements and insurance costs;
• general market conditions and shipping industry trends, including charter rates and factors affecting supply and demand;
• Global Ship Lease’s ability to repay its credit facility and operate using the available funds under its credit facility;
• assumptions regarding interest rates and inflation;
• change in the rate of growth of global and various regional economies;
• risks incidental to vessel operation, including discharge of pollutants and vessel collisions;
• Global Ship Lease’s financial condition and liquidity, including its ability to obtain additional financing in the future (from warrant exercises or outside sources) to fund capital expenditures, acquisitions and other general corporate activities;
• estimated future capital expenditures needed to preserve Global Ship Lease’s capital base;
• ability to effect an acquisition and to meet target returns;
• Global Ship Lease’s expectations about the availability of ships to purchase, the time that it may take to construct new ships, or the useful lives of its ships;
• Global Ship Lease’s continued ability to enter into long-term, fixed-rate charters;
• Global Ship Lease’s ability to capitalize on its management team’s and board of directors’ relationships and reputations in the containership industry to its advantage;
• changes in governmental and classification societies’ rules and regulations or actions taken by regulatory authorities;
• expectations about the availability of insurance on commercially reasonable terms;
• unanticipated changes in laws and regulations;
• potential liability from future litigation; and
• other factors discussed in the section entitled “Risk Factors” in the proxy statement/prospectus
Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from Marathon’s forward-looking statements are included in Marathon’s filings with the U.S. Securities and Exchange Commission, specifically as described in Marathon’s annual report on Form 10-K for the fiscal year ended December 31, 2007 and the proxy statement /
prospectus. Marathon undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

Presenters
Ian J. Webber Global Ship Lease
Chief Executive Officer
Michael S. Gross Marathon Acquisition Corp.
Chairman, Chief Executive Officer
Thomas A. Lister Global Ship Lease
Chief Commercial Officer

GSL / Marathon Transaction Overview
On July 23, 2008, Marathon (AMEX: MAQ) entered into an amendment to the Agreement and Plan of
Merger with Global Ship Lease (“GSL” or the “Company”)
– Marathon and GSL will merge, with the combined company to be renamed Global Ship Lease, Inc., and will apply for listing on the NYSE
– GSL is an owner and operator of 12 containerships with five additional fully financed vessels to be delivered between December 2008 and July 2009
Total consideration of $988 mm includes: $227 mm of cash, $183 mm in common and subordinated equity, $48 mm mandatorily preferred stock and $530 mm of debt
Key changes since initial announcement include:
– $7.8 mm additional annual increase in charter rates, an 8% increase in EBITDA
– CMA CGM equity purchase price reduced by 2.1 mm total Class A and B shares; will also receive
$48 mm of GSL preferred stock in lieu of $48 mm in cash at closing
– Marathon founders to forfeit 3.1 mm total Class A and B shares, or 33% of its total shares
– Repurchase of six million shares at or after close
– In exchange for the concessions above, CMA CGM will receive 3.1 mm and Marathon founders will receive 3.1 mm warrants with an exercise price of $9.25 per share
Dividend to increase to $0.23 quarterly ($0.92 annually)
– Dividend yield of 11.6%, vs. peer group average of 7.6%
– Starting dividend of $0.23 payable in late August / early September
Shareholder vote scheduled for August 12, 2008

GSL Investment Highlights
Significant Current
and Future Growth
Opportunities
Long-term Stable
Cash Flows
Attractive Industry
Outlook
Modern, High
Quality Fleet Of
Diverse Sizes
Experienced
Management Team
Sustainable long-term growth from globalization and expansion of emerging markets
10% CAGR demand in containerized trade for past 20 years
Increasing trend to charter-in capacity by liner companies especially during economic weakness
Slow steaming increases utilization of vessels given significant fuel cost savings for charterers
Sizeable, contracted revenue with 11 year avg. charter term
Predictable cost structure
Attractive credit facility pricing - LIBOR + 75 to 110bps (based upon leverage level); debt swapped into fixed rate
Management has diverse, long-standing industry relationships
– CEO Ian Webber (former CFO of CP Ships ), CFO Susan Cook (former Group Head of
Specialized Finance at P&O) and CCO Thomas Lister (former ship financier at DVB Bank)
Management team actively pursuing acquisition opportunities
Significant industry orderbook needs to be financed
Expanding charter owner in fragmented market
– Over 80% fleet capacity (TEU) growth; 60% contracted revenue growth by 3Q09
GSL has significant financial flexibility to make accretive acquisitions
Young fleet with average age of fleet of 5.5 years post contracted deliveries
Flexible vessel type attractive for charters; able to operate on a variety of trade lanes
Balanced portfolio of vessel sizes closely mirrors global feet profile

Attractive Valuation Relative to Peers
Note: Market data as of July 23, 2008.
$ millions, except per share amounts
Pro Forma Valuation
Pro Forma Valuation
Comps - Dividend Yield (LQA)
Comps - Dividend Yield (LQA)
(1) Based on estimated cash held in trust.
(2) Includes 12.4 mm Class C shares for vessel deliveries in December 2008; Assumes treasury stock method for warrants.
(3) Includes $338 mm in debt that will be drawn-down in the future to fund vessel deliveries.
Contracted
Valuation Fleet
Marathon Cash Held in Trust (per share)
(1)
$7.92
Fully Diluted Shares
(2)
74.5
Market Capitalization $589.9
Preferred Equity 48.0
Net Debt
(3)
515.4
Implied Firm Value $1,153.3
Annual Dividend per Share $0.92
LQA Dividend Yield 11.6%
11.6%
9.3%
7.8%
7.5%
Global Ship Lease
(Current)
Global Ship Lease
(At Announcement)
Seaspan Danaos

36,322
59,670
66,297
Currrent Q4 2008 Q3 2009
GSL Overview: Young, High Quality Fleet With Long-Term Charters
(2)  362 onhire revenue days.  No drydocking.
(3)  Weighted-average age.
(3)  Based on current and contracted fleet.
10.8 yrs 10.7 yrs 9.3 yrs Contract Length
$155.5 mm $143.2 mm $98.5 mm
Revenue¹
5.5 years 3.5 years 5.3 years
Average Age²
16 Vessels 17 Vessels 12 Vessels
4,133 TEU
4,133
2,272
2,272
2,262
2,262
2,207
2,207
2,207
2,207
5,100
5,100
4,298
4,045
4,045
10,960
6,627
Fleet Size (TEUs)
End 2025 End 2025
End 2012
End 2016
End 2017
End 2020
End 2022
Mid 2021
2025 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
End 2012
End 2016
End 2016
End 2016
End 2017
End 2017
End 2017
End 2017
End 2020
End 2022
End 2022
CMA CGM Berlioz
Hull 4126
CMA CGM America
CMA CGM Sambhar
CMA CGM Jamaica
CMA CGM Chateau d’If
CMA CGM Alcazar
Marie Delmas
Kumasi
Julie Delmas
MOL Rainbow
CMA CGM Utrillo
CMA CGM Matisse
CMA CGM Manet
CMA CGM La Tour
Ville d’Aquarius
Ville d’Orion

Revised Deal Economics
Source: Management Estimates for pro forma 17 vessel fleet. The numbers contained above are for illustrative purposes only and are based on a variety of assumptions and estimates which may prove to be inaccurate.
(1) 362 onhire revenue days.  No drydocking.
(2) Operating expenses based on capped rates at 365 days per year plus insurance costs, accidents and incidents.  Technical management fees of $114,000 per vessel per year.
(3) Interest rate of 4.30% (based on blended hedged LIBOR rate of 3.55%+75bps), interest income at 2.5%.
(4) Cash dividend rate of 4.79% (assumes 3M-LIBOR of 2.79+200bps)
(5) Based on dry-docking cost estimates of management.
(6) Assumes 6mm share repurchase and includes reduction of 2.6m Class A and 2.6m Class B shares.
Pro Forma 17 Vessel Contracted Fleet Economics
Pro Forma 17 Vessel Contracted Fleet Economics
Previous Current
(Dollars in millions except per share data)
Deal Changes Deal
Revenue
(1)
$147.7 $7.8 $155.5
Operating Expenses
(2)
(47.6) -- (47.6)
SG&A (6.3) -- (6.3)
EBITDA $93.8 $7.8 $101.6
Less: Net Interest Expense
(3)
(21.2) -- (21.2)
Less: Preferred Dividend
(4)
-- (2.3) (2.3)
Less: Tax (0.1) -- (0.1)
Less: Drydocking
(5)
(3.6) -- (3.6)
Distributable Cash Flow $68.9 $5.5 $74.4
Dividend Per Share $0.76 $0.16 $0.92
Shares Outstanding
(6)
Common 64.6 (8.6) 56.0
Subordinated 10.0 (2.6) 7.4
Dividends to Common $49.1 $51.6
Common Dividend Coverage 1.40x 1.44x
Dividends to Subordinated $7.6 $6.8
Total Dividend Coverage 1.21x 1.28x

Transaction Sources
Transaction Sources
Transaction Sources
$ millions
Transaction Uses
Transaction Uses
Sources & Uses ($m)
Initial 12
Vessels
4Q 08
(4 Deliveries)
3Q 09
(1 Delivery) Total
Uses
Restricted Cash & Fees $35 $35
Share Repurchase 48 48
Vessel Acquisitions 552 $354 $82 988
Total Uses $635 $354 $82 $1,071
Sources & Uses ($m)
Initial 12
Vessels
4Q 08
(4 Deliveries)
3Q 09
(1 Delivery) Total
Sources
Available SPAC Cash $310 $310
CMA Common Equity 85 $98 183
CMA Preferred  Equity 48 48
Credit Facility 192 256 $82 530
Total Sources $635 $354 $82 $1,071
Note: Based on $7.92 per share.
Total consideration of approximately $988
mm:
– ~$227 mm of cash held in trust (net of
fees and restricted cash)
– $183 mm in total equity to CMA CGM
representing pro forma ownership of 36%
• 6.8 mm common shares,
• 3.9 mm subordinated common shares,
• 12.4 mm Class C common shares as
partial pre-payment for December 2008
vessel deliveries
• 3.1 mm warrants with an exercise price
of $9.25 per share
• $48 mm of 3 year mandatorily
redeemable GSL prefered stock with a
dividend of 3 month LIBOR + 2.00%
per annum, payable quarterly in cash
– ~$530 mm total debt ($192 mm total debt
outstanding at transaction close) upon
delivery of the contracted fleet

Public Common
Shares
54%
Marathon Insiders
Common Shares
4%
CMA CGM
Common Shares
30%
Subordinated
Shares
12%
Strong Sponsorship
Best-in-Class
Sponsor
Public
Company
Stewardship
Chairman and CEO Michael Gross has significant experience stewarding companies and increasing shareholder value
16 years at Apollo Management where he was a founder and senior partner
Leverage extensive capital markets and management expertise as Partner of investment firm Magnetar
Capital and Chairman & CEO of investment firm Solar Capital
Strong independent sponsorship and financial expertise provided by Marathon
Independent directors will be a majority of the board
Responsible for aligning management and shareholder interests
Post Closing Ownership
(1)
(1) Based on total shares outstanding, excluding warrants.
(2) Owned by Marathon Insiders and CMA CGM.
(3) Includes 2 mm shares Michael Gross purchased in the aftermarket and is pro forma for 6 mm share repurchase that will be completed at close.
(4) Includes both 6.8mm Class A and 12.4mm Class C shares.
(2)
(3)
Ownership
Undiluted Shares Outstanding (mm) 63.4
Common Shares
  Public 34.0
  Marathon Insiders 2.8
  CMA CGM
(4)
19.2
Subordinated Shares
  Marathon Insiders 3.5
  CMA CGM 3.9

NYK LINE
OOCL
NOL
CMA CGM
misc
Hapag-Lloyd
HANJIN SHIPPING
K LINE
MAERSK
MOL Mitsui O.S.K. Lines

1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007E

23%
28%
30%
37%
42%
43%
45%
47%
50%
52%
49%
15%
16%
23%
0%
10%
20%
30%
40%
50%
60%
Large Orderbook:
1,348 Vessels /
6.4mm TEU Capacity
2) Current Orderbook (2008-2011+)
Estimated Worldwide Fleet as of April 2008
4,450 Vessels/11.1mm TEU capacity
(1)
1) Existing Tonnage – Liners and Other Independent
Charter Owners
Owned by Liner
Companies
Chartered-in by
Liner Companies
(1) Source: Drewry, excludes multi-purpose and ro-ro vessels
Significant Industry Opportunities
GSL has significant growth opportunities:
3) Trend to Charter-In Vessels
3) Trend to Charter-In Vessels
?
Significant industry orderbook needs to be
financed
Slow steaming and economic weakness
drives demand for chartered-in vessels

Industry Overview

CMA CGM

NYK Line

COSCO

MÆRSK

"K" LINE AMERICA, INC.

CSAV

APL

Hapag-Lloyd

MSC

HMM

OOCL

HANJIN SHIPPING

China Shipping Container Lines Company

GLOBAL SHIP LEASE

seaspan

danaos

GSL’s Role in Container Trade
Source and aggregate cargo from shippers
Load and discharge containers
Ocean carriage
Land based logistical functions
Role of Liner Companies
Own and provide vessels to container liner
companies under long-term charters
Be the competitive alternative to direct
ownership and other charter companies like
German KGs
No commodity or fuel price risk
No exposure to spot market
Profitable but volatile
cash flows; huge capital needs
Stable cash flows under long-
term charters
Role of Charter Owners (GSL)
Owns and charters-out containerships under long-term, fixed-rate charters
Strategy is to grow by acquiring and chartering-out vessels to additional counterparties to increase distributable cash flow per share
Business Overview

7.7%
19.7%
5.0%
1.2%
7.0%
5.5%
5.1%
11.9%
12.2%
30.2%
10.5%
2.3%
11.9%
12.3%
11.7%
14.9%
Total Global
Weighted Container
Growth
Eastern Europe
Latin America
North America
ME & Africa
South Asia
Western Europe
Far East
51
54
60
67
68
76
84
96
106
117
129
0
20
40
60
80
100
120
140
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Consistent Growth in Container Trade
Source: Drewry
World Container Growth
World Container Growth
(36.0%)
(% of 1Q 08
Container Trade)
(18.8%)
(18.2%)
(9.6%)
(9.1%)
(6.9%)
(1.4%)
Emerging markets drive growth in container trade
2007 1Q08
Even in times of economic weakness the industry has grown
at 10% p.a.
Container Growth by Region (2007 & 1Q2008)
Container Growth by Region (2007 & 1Q2008)

1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007E

US Publicly Listed
3%
Other (Primarily
KGs)
49%
Liner Companies
48%
Current Fleet: 4,357 Vessels/10.7mm TEU capacity
(3)
Orderbook: 1,414 Vessels/6.5mm TEU capacity
Significant Opportunities for Charter Owners
Source: Drewry’s and management estimates as of January 2008.
(1) Current on-the-water fleet by TEU.
(2) US publicly listed includes Seaspan, Danaos and GSL.
(3) Excludes multi-purpose and ro-ro vessels.
Containership market is highly fragmented and growing
rapidly
US listed containership companies represent a small
percentage of the market but are extremely well
positioned for rapid growth
GSL is the
20th
largest containership charter owner in
the world and should be able to move quickly into the top
10
(2)
Containership Ownership Breakdown
(1)
Containership Ownership Breakdown
(1)
Growth Opportunity in Market
Growth Opportunity in Market
23%
28%
30%
37%
42%
43%
45%
47%
50%
52%
23%
16%
15%
49%
0%
10%
20%
30%
40%
50%
60%
Chartered-in vessels approx. 52% of the top 10 liners
capacity and is increasing (compared to ~15% in 1994)
Containership charter owners benefit from a pro- and
counter-cyclical business model
– Sale and charter back transactions tend to
increase in times of economic weakness
– Liners charter-in during upswings to rapidly
ramp-up capacity
Significant economic savings to liners from outsourcing
vs owning
Industry Dynamics Favor Charter Owners
Industry Dynamics Favor Charter Owners
Increasing Trend Towards Outsourcing
Increasing Trend Towards Outsourcing

Company and Financial Overview

Business Strategy
Continue to
Grow the
Dividend
Consistently increase distributable cash flow and dividends per share through accretive acquisitions
Focus on returns to shareholders
Expand Fleet
through
Accretive
Acquisitions
Expand fleet through accretive acquisitions of modern, high quality containerships
Focus on returns / economics to ensure that acquisitions meet IRR targets and are accretive to distributable cash flow per share
Double fleet to $2 bn in next 12-18 months
Maintain
Balanced
Portfolio
Focus on long-term charters with staggered maturities
Broaden customer base by adding high credit-quality charterers
Maintain a young, diversified fleet with a range of vessel sizes
Provide World-
class Service
Become partner of choice to supply capacity to leading liner companies
Best in class, competitive provider of chartering services
Outsourcing shipmanagment philosophy to manage risk and diversify choice
High safety standards and reliable service

$5.0
$6.3
$8.4
$11.8
2004 2005 2006 2007
Strong Initial Charterer
Third largest container shipping company in the world with $11.8 bn in revenues
Rated BBB-/Ba1 by S&P/Moody’s
Strong interest in seeing a more competitive public containership charter owner market
Will receive 23.1 mm shares (including 3.9 mm subordinated shares) as part of the merger
Strong Charter
Relationship
Revenue ($ bn) Fleet Profile
636,000 79 Orderbook:
38
41
294
99
393
Vessels TEU (000s)
287,805 Owned:
648,170 Chartered-In:
248,000 Chartered-In:
935,975 Current:
388,000 Owned:
Source: Company Information as of March 31, 2008.

Strong Financial Flexibility
$800mm credit facility, 8-year term
– 5-year non-amortization
– LIBOR + 75 bps with adjustments after certain leverage levels (up to L+110 bps)
– $262 mm undrawn under the credit facility for new acquisitions
– Participating banks include: Fortis, Citi, HSH Nordbank, Sumitomo Mitsui, KFW and DnB
Nor Bank
– Interest rates predominantly hedged
Warrants provide $240 mm in cash to fund future vessel acquisitions and preferred share redemption
Balanced financial strategy preserves flexibility
– Capitalize on market conditions
– Maintain flexibility for acquisition and expansion opportunities
– Long-term target 50-60% LTV
– Strong relationships with bank group

Expansion Strategy Supports Long-term Dividend Growth
Deal Analytics
Objective: Build a portfolio of high quality assets diversified by charterer, charter term and vessel size
Analysis on four dimensions:
– Asset quality & liquidity
– Charterer strength
– Portfolio effects
– Economics/returns
Target Returns
Portfolio level:
– Accretive to distributable cash flows and dividends per share
Asset level:
– High single digit unlevered IRR
– Low double digit IRR at long term target LTV
Financing
Structure
50-60% long term target / steady state LTV
Scope for higher LTV on temporary basis to capitalize on exceptional acquisition opportunities
Swap debt into fixed rate
Generate attractive returns and grow distributable cash flow for shareholders through accretive vessel acquisitions

GSL Investment Highlights
Modern, high quality
fleet of diverse sizes
Built-in growth with
minimum dividend
increases
Attractive industry
outlook
Financial capacity to
make additional
accretive acquisitions
Experienced
management — strong
industry relationships
Long-term stable cash
flows

Appendix

Experienced Management
Thomas A. Lister
Chief Commercial
Officer
Ian J. Webber
Chief Executive
Officer
DVB Bank, 2005-2007: Specialist transport asset financier, SVP & Head of
Singapore ship leasing and investment fund project
Nordcapital, 2004-2005: German KG financier and asset manager: director of business development
>10 years experience in various roles with liner shipping companies
CP Ships, 1996-2006: CFO and Director
– Public company traded on NYSE and TSE
– Sold to Hapag-Lloyd in 2005 for $2.3 bn
Pricewaterhouse, 1979-1996: Partner, 1991-1996
Susan J. Cook
Chief Financial Officer
P&O, 1986-2006: Group Head of Specialized Finance, Head of
Structured Finance, Deputy Group Treasurer
Chartered Management Accountant and Member of Association of
Corporate Treasurers

Fleet List
Note: Excludes dry-docking, insurance, accidents and incidents.
Size Daily Daily Time Charter
Projected
Commencement
(TEU) Charter Rate Opex Cap (years) of Charter
Kumasi   2,207 2002 $18,465 $5,400  10 Commenced
Marie Delmas 2,207 2002 18,465 5,400  10 Commenced
MOL Rainbow 2,207 2003 18,465 5,400  10 Commenced
Julie Delmas 2,207 2002 18,465 5,400  10 Commenced
CMA CGM Matisse 2,262 1999 18,465 5,400  9 Commenced
CMA CGM Utrillo 2,262 1999 18,465 5,400  9 Commenced
CMA CGM La Tour 2,272 2001 18,465 5,400  9 Commenced
CMA CGM Manet 2,272 2001 18,465 5,400  9 Commenced
Ville d’Aquarius 4,113 1996 28,500 6,400  5 Commenced
Ville d’Orion 4,113 1997 28,500 6,400  5 Commenced
CMA CGM Alcazar (Newbuilding 1) 5,100 2007 33,750 5,900  13 Commenced
CMA CGM Château d’lf (Newbuilding 2) 5,100 2007 33,750 5,900  13 Commenced
Total / Average 36,322  $22,685  $5,650  9
CMA CGM Sambhar 4,045 2006 $25,350 $6,650  14 Dec-08
CMA CGM America 4,045 2006 25,350 6,650  14 Dec-08
CMA CGM Jamaica 4,298 2006 25,350 6,650  14 Dec-08
Hull 4.126 (Newbuilding 3) 10,960 2008 47,200 8,800  17 Dec-08
Total / Average 23,348 $30,813  $7,188  15
CMA CGM Berlioz 6,627 2001 $34,000 $7,800  12 Jul-09
Total / Average 66,297 $25,263  $6,138  11
3Q 2009 Contracted Fleet:
Vessel Name Year Built
CurrentFleet:
4Q 2008 Contracted Fleet:

C.P Offen
Peter Dohle
E.R. Schiff.
Rickmers
Seaspan
NSB N'elbe
Danaos
Zodiac M'time
Norddeutsche
Costamare
Shoei Kisen
Gebab
Schulte Grp
Hermann Buss
Leonhardt &B
Hansa T'hand
F Laeisz
Kaisho Shpg
Hans. Lloyd
Global Ship Lease

804
534
458
419
409
393
383
373
303
246
181
131
115
111
99
93
84
82 81
66
Top 20 Charter Owners
Source: Clarkson Research as of April 2008.
Top 20 Charter Owners (in ‘000s of TEU)
Top 20 Charter Owners (in ‘000s of TEU)
US Publicly-listed.
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7.4 mm subordinated Class B common shares issued to CMA CGM and
Marathon founders
Terms of the Subordinated Shares
Description
Dividend Entitlement
No dividends payable with respect to 2Q08 and 3Q08
Shares will be entitled to dividends with respect to 4Q08, payable in 2009
Receive quarterly dividends from operating surplus for periods after 3Q08 equal to the common share quarterly dividends to the extent that all Class
A common shareholders have received all accrued and unpaid base dividends
Dividends are non-cumulative
Subordination Period
The subordination period will end after June 30, 2011, provided that:
– Base dividends have been paid on all common and subordinated shares for previous 4 consecutive quarters;  AND
– 1.25x cash flow coverage of base dividends on all outstanding shares for those 4 quarters
Convert to Class A common shares when these conditions are met

Investor Presentation July 2008